UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): February 24, 2022, (February 21, 2022)

NETWORK CN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30264	90-0370486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 802B-803, 8/F, Tower 2, South Seas Centre, 75 Mody Road, TST, Kowloon, HK

(Address of Principal Executive Offices)
(Zip Code)

852-9625 0097
(Registrant's telephone number, including area code)

_____________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NWCN	OTC market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Resignation of Previous Independent Registered Public Accounting Firm

On February 21, 2022, Union Power HK CPA Limited (“Union Power”) resigned as independent auditor of Network CN Inc. (“the Company”), effective immediately. The audit reports of Union Power on the financial statements of the Company as of and for the years ended December 31, 2020 and December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except the disclosure on uncertainty of going concern.

During the fiscal years ended December 31, 2020 and 2019, and through Union Power’s resignation on February 21, 2022, there were: (i) no disagreements between the Company and Union Power on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Union Power, would have caused Union Power to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events of the type set forth in paragraphs (A) through (D) of  Item 304(a)(1)(v) of Regulation S-K. The Company has provided Union Power a copy of this disclosure and has requested that Union Power furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Union Power agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K. and, if not, stating the respect in which it does not agree. A copy of the letter dated February 21, 2022, furnished by Union Power in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with Union Power’s departure as the Company’s independent auditor, on February 21, 2022, the Board of Directors of the Company approved the appointment of Centurion ZD CPA & Co. (“Centurion”) as the Company’s independent auditor, effective immediately.

During the Company’s two most recent fiscal years ended December 31, 2020 and 2019 and through Centurion’s appointment on February 22, 2022, neither the Company nor anyone acting on its behalf consult Centurion with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Centurion did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement or any reportable events as defined and set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description
16.1	Letter from Union Power HK CPA Limited, dated February 21, 2022
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2022

NETWORK CN INC.

By: /s/ Earnest Leung
Earnest Leung
Chief Executive Officer